                                                            Exhibit 16(a)(24)(a)

                               Power of Attorney


I, James C. Hamilton, an officer and director of Aetna Insurance Company of America, do hereby constitute and appoint Susan E. Bryant, Steven J. Lauwers, Julie E. Rockmore, and Maria F. McKeon and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission by Aetna Insurance Company of America under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, including but not limited to pre-effective amendments and post-effective amendments to such filings:

Registration Statements filed under the Securities Act of 1933, as amended:

     33-80750

     33-81010

     33-59749



Registration Statements filed under the Investment Company Act of 1940:

     811-8582


and I do hereby ratify and confirm on this 29th day of June, 1995 my signature
(i) as it may be signed by my said attorneys to any such amendments to such registration statements; and (ii) as it may have been signed to any previous amendments to such registration statements.



/s/ James C. Hamilton
- ----------------------
James C. Hamilton
Director

                                                            Exhibit 16(a)(24)(a)

                               Power of Attorney


I, Daniel P. Kearney, an officer and director of Aetna Insurance Company of America, do hereby constitute and appoint Susan E. Bryant, Steven J. Lauwers, Julie E. Rockmore, and Maria F. McKeon and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission by Aetna Insurance Company of America under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, including but not limited to pre-effective amendments and post-effective amendments to such filings:

Registration Statements filed under the Securities Act of 1933, as amended:

     33-80750

     33-81010

     33-59749


Registration Statements filed under the Investment Company Act of 1940:

     811-8582


and I do hereby ratify and confirm on this 30th day of June, 1995 my signature
(i) as it may be signed by my said attorneys to any such amendments to such registration statements; and (ii) as it may have been signed to any previous amendments to such registration statements.



/s/ Daniel P. Kearney
- -------------------------------
Daniel P. Kearney
Director and President
(Principal Executive Officer)

                                                            Exhibit 16(a)(24)(a)

                               Power of Attorney


I, Richard C. Murphy, an officer and director of Aetna Insurance Company of America, do hereby constitute and appoint Susan E. Bryant, Steven J. Lauwers, Julie E. Rockmore, and Maria F. McKeon and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission by Aetna Insurance Company of America under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, including but not limited to pre-effective amendments and post-effective amendments to such filings:

Registration Statements filed under the Securities Act of 1933, as amended:

     33-80750

     33-81010

     33-59749



Registration Statements filed under the Investment Company Act of 1940:

     811-8582


and I do hereby ratify and confirm on this 30th day of June, 1995 my signature
(i) as it may be signed by my said attorneys to any such amendments to such registration statements; and (ii) as it may have been signed to any previous amendments to such registration statements.



/s/ Richard C. Murphy
- ----------------------
Richard C. Murphy
Director

                                                            Exhibit 16(a)(24)(a)

                               Power of Attorney


I, Scott A. Striegel, an officer and director of Aetna Insurance Company of America, do hereby constitute and appoint Susan E. Bryant, Steven J. Lauwers, Julie E. Rockmore, and Maria F. McKeon and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission by Aetna Insurance Company of America under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, including but not limited to pre-effective amendments and post-effective amendments to such filings:

Registration Statements filed under the Securities Act of 1933, as amended:

     33-80750

     33-81010

     33-59749



Registration Statements filed under the Investment Company Act of 1940:

     811-8582


and I do hereby ratify and confirm on this 30th day of June, 1995 my signature
(i) as it may be signed by my said attorneys to any such amendments to such registration statements; and (ii) as it may have been signed to any previous amendments to such registration statements.



/s/ Scott A. Striegel
- ----------------------
Scott A. Striegel
Director